Vanguard STAR® Fund

Supplement to the Prospectus Dated February 26, 2010

Important Change to Vanguard STAR Fund

Increase to the Fund’s International Equity Allocation

The board of trustees of Vanguard STAR Fund has approved an increase in the Fund’s target international equity allocation as follows:

Current International	Projected International
Equity Allocation	Equity Allocation
13%	19.5%

The Fund is expected to implement this allocation change in the coming months. The Fund’s investment objective, strategies, risks, and policies remain unchanged.

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Vanguard Marketing Corporation, Distributor.	PS 56 092010